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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                        Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)   August 13, 2002
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                              AVON PRODUCTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


                1-4881                                13-0544597
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        (Commission File Number)           (IRS Employer Identification No.)


1345 Avenue of the Americas
New York, New York                                   10105-0196
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(Address of Principal Executive Offices)             (Zip Code)


                                 (212) 282-5000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

On August 13, 2002, the Company filed with the Securities and Exchange Commission the statements under oath of its Principal Executive Officer and Principal Financial Officer, in accordance with Order No. 4-460 of the Securities and Exchange Commission requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Conformed copies of these sworn statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.






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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AVON PRODUCTS, INC.


Dated: August 13, 2002                  By: /s/ Gilbert L. Klemann, II
                                        ----------------------------------------
                                           Name:   Gilbert L. Klemann, II
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary






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                                 EXHIBIT INDEX



EXHIBIT NO.        DESCRIPTION
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99.1               Statement under oath of Principal Executive Officer of Avon
                   Products, Inc., dated August 13, 2002.

99.2 Statement under oath of Principal Financial Officer of Avon Products, Inc., dated August 13, 2002.